UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2024 (April 19, 2024)

BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia,
PA
19104
(Address of principal executive offices) (Zip Code)
(610)
325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Brandywine Realty Trust
:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.
:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust
: ☐
Brandywine Operating Partnership, L.P.
: ☐

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
On April 23, 2024, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), issued a press release announcing that its operating partnership, Brandywine Operating Partnership, L.P. (the “Operating Partnership”), gave notice under the Indenture, dated as of October 22, 2004 (as modified or supplemented from time to time, the “Indenture”), as supplemented by the First Supplemental Indenture dated as of May 25, 2005, and the Third Supplemental Indenture dated as of April 5, 2011, among the Company, the Operating Partnership and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee, for the redemption of all of the outstanding aggregate principal amount of its 4.10% Guaranteed Notes due October 1, 2024 (the “2024 Notes”)
following its previously announced cash tender offer (the “Tender Offer”) of its 2024 Notes. The expected redemption date will be June 7, 2024
(the “Redemption Date”).
The 2024 Notes will be redeemed at a redemption price equal to the greater of: (a) 100% of the principal amount of the 2024 Notes then outstanding to be redeemed; and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the 2024 Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a
360-day
year consisting of twelve
30-day
months) at the applicable treasury rate plus 25 basis points, in each case, plus accrued and unpaid interest on the principal amount of 2024 Notes being redeemed to the Redemption Date.
The redemption notice was distributed to holders of the 2024 Notes on or about April 23, 2024. The Operating Partnership intends to use the net proceeds from the previously announced offering and sale of $400 million in aggregate principal amount of the 8.875% Guaranteed Notes due 2029 (the “Notes Offering”) to fund the redemption.
The press release announcing the redemption of the 2024 Notes is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.04 by this reference.

Item 8.01	Other Events.
On April 19, 2024, the Company issued a press release (the “Pricing Press Release”) announcing the pricing terms of the Company’s previously announced Tender offer.
On April 22, 2024, the Company announced the completion of the Tender Offer. The Tender Offer expired at 5:00 p.m., New York City time, on Friday, April 19, 2024 (the “Expiration Date”). As of the expiration of the Tender Offer, $221,601,000 or 66.13% of the $335,100,000 aggregate principal amount of the 2024 Notes outstanding prior to the Tender Offer had been validly tendered and not withdrawn in the Tender Offer (excluding $75,000 in aggregate principal amount of the 2024 Notes submitted pursuant to the guaranteed delivery procedures described in the Operating Partnership’s Offer to Purchase, dated April 15, 2024 (the “Offer to Purchase”) and the related Notice of Guaranteed Delivery). The Operating Partnership accepted for purchase all of the 2024 Notes validly tendered and delivered (and not validly withdrawn) in the Tender Offer at or prior to the Expiration Date. Payment for the 2024 Notes purchased pursuant to the Tender Offer was made on April 23, 2024 (the “Settlement Date”).
The consideration (the “Purchase Price”) offered per $1,000 principal amount of 2024 Notes validly tendered and accepted for purchase pursuant to the Tender Offer was determined in the manner described in the Offer to Purchase by reference to the fixed spread for the 2024 Notes specified therein plus the yield based on the bid-side
price of the U.S. Treasury Reference Security specified therein as of 10:00 a.m. New York
City time on April 19, 2024, the date
on which the Tender Offer expired. In addition to the Purchase Price, all holders of 2024 Notes accepted for purchase also received accrued and unpaid interest on 2024 Notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the Settlement Date.

The 2024 Notes validly tendered by the Notice of Guaranteed Delivery and accepted for purchase are expected to be purchased on the second business day after the Settlement Date, but payment of accrued and unpaid interest on such 2024 Notes will only be made to, but not including, the Settlement Date.
The Tender Offer was made pursuant to the Offer to Purchase and the related Letter of Transmittal and Notice of Guaranteed Delivery. BofA Securities, Inc. and Citigroup Global Markets Inc. acted as Dealer Managers for the Tender Offer. This Current Report on Form
8-K
is neither an offer to purchase nor a solicitation to buy any of the 2024 Notes nor is it a solicitation for acceptance of the Tender Offer.
The Pricing Press Release and the press release announcing the expiration of the Tender Offer are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated in this Item 8.01 by this reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release of Brandywine Realty Trust dated April 23, 2024.

99.2	Press Release of Brandywine Realty Trust dated April 19, 2024.

99.3	Press Release of Brandywine Realty Trust dated April 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

B RANDYWINE R EALTY T RUST

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

B RANDYWINE O PERATING P ARTNERSHIP , L.P.

By:	B RANDYWINE R EALTY T RUST , ITS G ENERAL P ARTNER

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer
Date: April 23, 2024